                                                                    Exhibit 99.9

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

                                  POOL SUMMARY

Total Issue Balance (USD)                                           996,774,000
Original Mortgage Pool Balance (USD)                              1,015,412,617
Current Mortgage Pool Balance (USD)                               1,012,984,581
Total Number of Loans                                                     5,184
Average Loan Balance (USD)                                              195,406
1st lien (%age)                                                             100%
2nd lien (%age)                                                               0%
WA FICO                                                                     717
   - Minimum FICO                                                           620
   - Maximum FICO                                                           821
WA LTV                                                                       81%
   - Minimum LTV                                                             10%
   - Maximum LTV                                                             95%
WA DTI                                                                       36%
   - Minimum DTI                                                              1%
   - Maximum DTI                                                             55%
WA Age (Months)                                                               3
WA Remaining Term (Months)                                                  345
North California (% of Pool)                                                 11%
South California (% of Pool)                                                 11%

                                NORTH CALIFORNIA

% of State                                                                   50%
WA FICO                                                                     711
   - Minimum FICO                                                           626
   - Maximum FICO                                                           816
WA LTV                                                                       74%
   - Minimum LTV                                                             14%
   - Maximum LTV                                                             90%
Highest Zip-Code Density (% of State)                                      1.22
Zip-Code with Highest Density                                             94550

                                SOUTH CALIFORNIA

% of State                                                                   50%
WA FICO                                                                     713
Minimum FICO                                                                625
Maximum FICO                                                                808
WA LTV                                                                       74%
Minimum LTV                                                                  11%
Maximum LTV                                                                  95%
Highest Zip-Code Density (% of State)                                      0.88
Zip-Code with Highest Density                                             91604

CLASSIFICATION                                                 TOTAL       CHECK
--------------                                             -------------   -----
Mortgage Type                                              1,012,984,581    [ ]
Loan-to-Value                                              1,012,984,581    [ ]
FICO                                                       1,012,984,581    [ ]
Purpose                                                    1,012,984,581    [ ]
Occupancy                                                  1,012,984,581    [ ]
Loan Balance                                               1,012,984,581    [ ]
Property Type                                              1,012,984,581    [ ]
Documentation Type                                         1,012,984,581    [ ]
Fixed Period                                               1,012,984,581    [ ]
Geographic Distribution                                    1,012,984,581    [ ]

                                 PER ANNUM FEES

Servicer Fees (bps)                                                        0.387
Average Cost of Carry per Annum


H                                  Page 1 of 8                         11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

MORTGAGE TYPE              WA LTV   WA FICO     BALANCE     % OF POOL
-------------              ------   -------   -----------   ---------
Fixed Rate Mortgage          74%      725     306,230,007     30.2%
Adjustable Rate Mortgage     78%      714     123,740,434     12.2%
Option ARMs                                                    0.0%
Interest Only Mortgage       78%      713     583,014,140     57.6%

LTV            WA LTV   WA FICO     BALANCE     % OF POOL
---            ------   -------   -----------   ---------
0.01-20.00       15%      746       1,654,396      0.2%
20.01-25.00      23%      728       3,045,772      0.3%
25.01-30.00      28%      732       3,740,567      0.4%
30.01-35.00      33%      723       4,133,425      0.4%
35.01-40.00      37%      733       7,119,932      0.7%
40.01-45.00      43%      731      11,660,276      1.2%
45.01-50.00      48%      731      16,046,010      1.6%
50.01-55.00      53%      730      21,252,064      2.1%
55.01-60.00      58%      728      26,704,942      2.6%
60.01-65.00      63%      725      38,126,286      3.8%
65.01-70.00      68%      713      55,768,036      5.5%
70.01-75.00      73%      714      83,545,979      8.2%
75.01-80.00      80%      714     477,323,902     47.1%
80.01-85.00      83%      721      59,227,905      5.8%
85.01-90.00      89%      717     197,887,575     19.5%
90.01-95.00      95%      710       5,747,515      0.6%
95.01-100.00                                       0.0%


H                                  Page 2 of 8                         11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

   FICO     WA LTV   WA FICO     BALANCE     % OF POOL
---------   ------   -------   -----------   ---------
321 - 340                                       0.0%
341 - 360                                       0.0%
361 - 380                                       0.0%
381 - 400                                       0.0%
401 - 420                                       0.0%
421 - 440                                       0.0%
441 - 460                                       0.0%
461 - 480                                       0.0%
481 - 500                                       0.0%
501 - 520                                       0.0%
521 - 540                                       0.0%
541 - 560                                       0.0%
561 - 580                                       0.0%
581 - 600                                       0.0%
601 - 620     80%      620         168,000      0.0%
621 - 640     76%      634      16,071,176      1.6%
641 - 660     76%      652      60,038,374      5.9%
661 - 680     77%      671      82,449,817      8.1%
681 - 700     78%      690     228,771,144     22.6%
701 - 720     78%      711     194,956,418     19.2%
721 - 740     77%      730     150,335,039     14.8%
741 - 760     77%      749     119,123,879     11.8%
761 - 780     75%      770      90,110,176      8.9%
781 - 800     73%      789      53,076,854      5.2%
801 - 820     70%      807      17,757,154      1.8%
>820          80%      821         126,550      0.0%
Unknown                                         0.0%


H                                  Page 3 of 8                         11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

     LTV       MIG%   WA FICO   BALANCE WITH MIG   % OF POOL
------------   ----   -------   ----------------   ---------
0.01-20.00              746                  0        0.0%
20.01-25.00             728                  0        0.0%
25.01-30.00             732                  0        0.0%
30.01-35.00             723                  0        0.0%
35.01-40.00             733                  0        0.0%
40.01-45.00             731                  0        0.0%
45.01-50.00             731                  0        0.0%
50.01-55.00             730                  0        0.0%
55.01-60.00             728                  0        0.0%
60.01-65.00             725                  0        0.0%
65.01-70.00             713                  0        0.0%
70.01-75.00             714                  0        0.0%
75.01-80.00             714                  0        0.0%
80.01-85.00     95%     721         56,110,214        5.5%
85.01-90.00     96%     717        189,310,201       18.7%
90.01-95.00     99%     710          5,669,562        0.6%
95.01-100.00                                 0        0.0%

       PURPOSE         WA LTV   WA FICO     BALANCE     % OF POOL
--------------------   ------   -------   -----------   ---------
Purchase                 80%      721     345,031,789     34.1%
Cash-Out/Refinancing     76%      713     510,699,009     50.4%
Refinancing              75%      716     157,253,783     15.5%

 OCCUPANCY   WA LTV   WA FICO     BALANCE     % OF POOL
----------   ------   -------   -----------   ---------
Owner          77%      715     753,639,712     74.4%
Investment     78%      721     238,753,698     23.6%
2nd Home       77%      728      20,591,172      2.0%

H                                  Page 4 of 8                         11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

LOAN BALANCE   WA LTV   WA FICO     BALANCE     % OF POOL
------------   ------   -------   -----------   ---------
<$200,000        76%      722     409,635,985     40.4%
<$400,000        78%      715     412,914,833     40.8%
<$600,000        78%      706     139,600,452     13.8%
>$600,000        77%      716      50,833,312      5.0%

PROPERTY TYPE   WA LTV   WA FICO     BALANCE     % OF POOL
-------------   ------   -------   -----------   ---------
SFR               77%      717     699,991,105     69.1%
PUD               78%      714     125,043,799     12.3%
CND               77%      717      78,519,277      7.8%
2-4 Family        75%      714     109,430,401     10.8%

DOCUMENTATION TYPE   WA LTV   WA FICO     BALANCE     % OF POOL
------------------   ------   -------   -----------   ---------
Full                   76%      723     501,602,698     49.5%
Stated                 78%      708     441,618,404     43.6%
Reduced                77%      720      37,267,359      3.7%
None                   75%      728      32,496,121      3.2%


H                              Page 5 of 8                             11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

FIXED PERIOD (MONTHS)   WA LTV   WA FICO     BALANCE     % OF POOL
---------------------   ------   -------   -----------   ---------
     < / = 12             75%      726     399,625,871     39.5%
 >12 and < / = 36         79%      708     432,363,643     42.7%
>36 and < / = 60          78%      718     171,606,805     16.9%
       >60                75%      722       9,388,262      0.9%


H                              Page 6 of 8                             11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

 GEOGRAPHIC
DISTRIBUTION   WA LTV   WA FICO     BALANCE     % OF POOL
------------   ------   -------   -----------   ---------
AK               83%      717         963,701      0.1%
AL               80%      707       3,645,038      0.4%
AR               85%      721         849,209      0.1%
AS                                                 0.0%
AZ               79%      717      47,206,180      4.7%
CA               74%      712     219,999,372     21.7%
CO               79%      722      21,186,469      2.1%
CT               81%      724      11,923,597      1.2%
CZ                                                 0.0%
DC               75%      693       2,582,460      0.3%
DE               76%      727       4,126,517      0.4%
FL               78%      719      94,085,024      9.3%
GA               83%      720      18,810,963      1.9%
GU                                                 0.0%
HI               67%      736       6,250,975      0.6%
IA               86%      731       2,645,307      0.3%
ID               78%      722       3,536,865      0.3%
IL               79%      716      32,640,307      3.2%
IN               82%      722      10,026,191      1.0%
KS               83%      728       4,291,061      0.4%
KY               84%      729       2,278,801      0.2%
LA               81%      729       1,006,855      0.1%
MA               75%      712      38,264,999      3.8%
MD               77%      707      44,832,999      4.4%
ME               76%      726       5,547,788      0.5%
MI               80%      718      21,262,342      2.1%
MN               79%      717      22,229,578      2.2%
MO               79%      726      10,455,415      1.0%
MS               89%      739         485,728      0.0%
MT               82%      709       1,398,065      0.1%
NC               77%      717       9,308,637      0.9%
ND               88%      709         448,892      0.0%
NE                                                 0.0%
NH               74%      721       8,493,868      0.8%
NJ               75%      717      56,876,255      5.6%
NM               77%      694         796,200      0.1%
NV               78%      713      33,815,166      3.3%
NY               73%      720      70,181,118      6.9%
OH               82%      713      23,065,193      2.3%
OK               80%      729       3,621,122      0.4%
OR               79%      730      16,275,815      1.6%
OT                                                 0.0%
PA               79%      725      26,285,164      2.6%


H                              Page 7 of 8                             11/2/2005

Pool Data

DATA ENTRY RULES:

1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

2. PLEASE ENTER 0 FOR BLANKS.

3. BUCKET THE DATA USING BEST FIT RULES.

Deal Ticker: MLMI 2005-A8

PR                                                 0.0%
RI               75%       722      7,060,009      0.7%
SC               80%       714      7,405,283      0.7%
SD               79%       760        319,785      0.0%
TN               81%       730      8,490,579      0.8%
TT                                                 0.0%
TX               77%       721     31,263,965      3.1%
UT               82%       728      8,558,500      0.8%
VA               78%       695     25,718,403      2.5%
VI                                                 0.0%
VT               71%       726        220,910      0.0%
WA               79%       721     36,393,156      3.6%
WI               75%       733      4,877,602      0.5%
WV                                                 0.0%
WY               81%       719        977,154      0.1%


H                              Page 8 of 8                             11/2/2005